SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 30, 2004


                               ROGERS CORPORATION
             (Exact name of Registrant as specified in its charter)


       Massachusetts                    1-4347                        06-0513860
(State or other jurisdiction of    (Commission File             (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)

       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                        06263-0188
(Address of principal executive offices)                          (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)





Item 5.   Other Events

On January 30, 2004, Rogers Corporation announced that it had entered into an agreement with KF Inc. to acquire its nitrile butadiene rubber float business. A copy of the press release is attached hereto as Exhibit 99.1.





Item 7.   Financial Statements and Exhibits

(c)      Exhibits


99.1        Press Release dated January 30, 2004 issued by Rogers Corporation.





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                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ROGERS CORPORATION
                                  (Registrant)



                                  By   /s/James M. Rutledge
                                       --------------------
                                       James M. Rutledge
                                       Vice President, Finance and
                                       Chief Financial Officer
Date: January 30, 2004